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                                                                   EXHIBIT 10.13


                                 March 26, 1999



Carla Hamre Donelson
Verio Inc.

          RE:  NORTHPOINT COMMUNICATIONS HOLDINGS, INC.
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Ms. Donelson:

     This letter will confirm our agreement that, notwithstanding the provisions of Section 6.3 of the Series D-1 Preferred Stock Purchase Agreement dated as of March 26, 1999 (the "Purchase Agreement") by and between NorthPoint
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Communications Holdings, Inc. and Verio Inc., the limitations on the purchase by
Verio Inc. and its Affiliates (as defined in the Purchase Agreement) of the capital stock of NorthPoint Communications Holdings, Inc. shall not apply to any Affiliates of Verio Inc. that are Affiliates by reason of their control over Verio Inc. so long as Verio Inc. and such Affiliates are not acting in concert as a group for the purpose of acquiring, holding, voting or disposing of the capital stock of NorthPoint Communications Holdings, Inc.


                            [Signature Pages Follow]
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                                 Very truly yours,

                                 NORTHPOINT COMMUNICATIONS HOLDINGS, INC.

                                 By:  _____________________________

                                 Title:




Accepted and agreed:

VERIO INC.

By:  ____________________________

Title:  ___________________________